Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Oaktree Emerging Markets Equity Fund

(the “Fund”)

Supplement dated January 24, 2024, to the Fund’s

Prospectus dated May 1, 2023, as supplemented and amended to date

Effective immediately, Oaktree Fund Advisors, LLC has agreed to increase the Fee Waiver and/or Expense Reimbursement for the Class A, C and I Shares of the Fund.

Accordingly, the table under “Oaktree Emerging Markets Equity Fund Summary Section – Fees and Expenses of the Fund” on page 1 of the Prospectus is replaced with the following:

	CLASS A SHARES	CLASS C SHARES		CLASS I SHARES
SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original cost of shares redeemed)	None (1)	1.00	%(2)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.90%	0.90%		0.90%

Distribution and/or Service (12b-1) Fees	0.25%	1.00%		None

Other Expenses(3)	0.52%	0.73%		0.73%
Acquired Fund Fees and Expenses(4)	0.02%	0.02%		0.02%
Total Annual Fund Operating Expenses	1.69%	2.65%		1.65%
Less Fee Waiver and/or Expense Reimbursement(5)	(0.47)%	(0.68)%		(0.68)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(5)	1.22%	1.97%		0.97%

(1)	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a Contingent Deferred Sales Charge of 1.00% on redemptions made within eighteen months of purchase.
(2)	A Contingent Deferred Sales Charge of 1.00% will be applied to redemptions of Class C Shares made within twelve months of the purchase date.
(3)	“Other Expenses” for Class C Shares are based on estimated amounts for the current fiscal year.
(4)	Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other registered investment companies. The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund do not correlate to the Ratios to Average Net Assets-Gross operating expenses and Net expenses, including fee waivers and reimbursement in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.
(5)	Oaktree Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser” or “Oaktree”), has contractually agreed to waive all or a portion of its investment advisory fees and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding any front-end or contingent deferred sales loads, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of the Fund’s business) at no more than 1.20% for Class A Shares, 1.95% for Class C Shares, and 0.95% for Class I Shares. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2025, and may not be terminated by the Fund or the Adviser before such time. Thereafter, this arrangement may only be terminated or amended to increase the expense cap as of April 30th of each calendar year (April 29th in a leap year), provided that in the case of a termination by the Adviser, the Adviser will provide the Board of Trustees with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Any waivers and/or reimbursements made by the Adviser are subject to recoupment from the Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund may only make repayments to the Adviser if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense cap in place at the time such amounts were waived, and (2) the Fund’s current expense cap.

In addition, effective immediately, the table under “Oaktree Emerging Markets Equity Fund Summary Section – Example” on page 2 of the Prospectus is replaced with the following:

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation for the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$593	$939	$1,307	$2,341
Class C Shares	$300	$759	$1,344	$2,933
Class I Shares	$99	$454	$833	$1,897

You would pay the following expenses if you did not redeem your shares:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class C Shares	$200	$759	$1,344	$2,933

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.